UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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☐	Soliciting Material Pursuant to §240.14a-12

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
No. 2, Jing You Road
Kunming National Economy & Technology Developing District
People’s Republic of China 650217

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, JUNE 22, 2011 at 10:00 A.M.

May 4, 2011

Dear Stockholder:

I am pleased to invite you to attend China Shenghuo Pharmaceutical Holdings, Inc.’s annual meeting of stockholders, which we will hold on Wednesday, June 22, 2011 at the company’s headquarters, No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217. The meeting will begin promptly at 10:00 a.m. local time for the following purposes:

1.
To elect six members of the Company’s Board of Directors (the “Board of Directors”) to serve until the next annual meeting of our stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Bernstein & Pinchuk LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2011; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Specific details regarding the annual meeting and the matters that will be presented to the stockholders for a vote are included in the Proxy Statement. Our Board of Directors has fixed the close of business on Tuesday, April 26, 2011 as the record date for the determination of stockholders entitled to vote at the annual meeting and at any adjournments or postponements thereof. Our Board of Directors recommends that you vote in favor of each of the director nominees and for the other proposal set forth in the Proxy Statement.

Along with all of our management team, I will be available at our annual meeting to respond to your questions and comments. We look forward to this opportunity to communicate directly with our stockholders and share information about our operations and activities and we hope that you are able to join us.

This year, we will be using the “Notice and Access” method of furnishing proxy materials to you over the Internet. We believe that this new process will provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to reduce the environmental impact of the Annual Meeting and the costs of printing and distributing the proxy materials. On or about May 13, 2011 we will mail to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report and vote via telephone and electronically over the Internet. The Notice of Internet Availability also contains instructions on how to receive a paper copy of the proxy materials. We will not be mailing the Notice of Internet Availability to shareholders who previously elected to receive paper copies of the proxy materials.

Your vote is very important to us. No matter how many shares you own, it is important that your interests are represented at our annual meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy either via telephone or over the Internet as described in the Notice of Internet Availability, or by signing, dating and returning your proxy card promptly in the enclosed envelope. If you do attend the annual meeting, you may withdraw your proxy and vote in person if you so desire.

If you are unable to attend the meeting at the Company’s headquarters, you will be able to attend the meeting via teleconference at the offices of Pryor Cashman LLP, 7 Times Square, New York, NY 10036 on Tuesday, June 21, 2011 at 10:00 P.M. Eastern Daylight Time.

We appreciate your continued support of China Shenghuo Pharmaceutical Holdings, Inc. and we look forward to meeting you at our annual meeting.

Sincerely,

/s/ Gui Hua Lan
Gui Hua Lan
Chief Executive Officer and Chairman of the Board

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
No. 2, Jing You Road
Kunming National Economy & Technology Developing District
People’s Republic of China 650217

PROXY STATEMENT
2011 Annual Meeting of Stockholders
to be Held on June 22, 2011

GENERAL INFORMATION

Our Proxy Statement for the 2011 Annual Meeting of Stockholders and our Annual Report on Form 10-K
for the fiscal year ended December 31, 2010 are available at www.proxyvote.com

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of China Shenghuo Pharmaceutical Holdings, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”) for use at the Company’s 2011 Annual Meeting of Stockholders, which will be held on Wednesday, June 22, 2011 (the “Annual Meeting”) at 10:00 a.m. local time, at the Company’s headquarters, located at No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217, and at any adjournments thereof.

You are being asked to vote on the following:

1. To elect six members of our Board of Directors to serve until the next annual meeting of our stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Bernstein & Pinchuk LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2011; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, (the “2010 Annual Report”) are being mailed or otherwise provided to stockholders on or about May 13, 2011. The Company’s principal executive offices are located at No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217 and its telephone number is 0086-871-728-2698.

No person who has been one of our directors or executive officers at any time since the beginning of the 2010 fiscal year, nor any nominee for director, nor any associate of the foregoing has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting of stockholders, other than elections to the Board of Directors.

Notice of Electronic Availability of Proxy Statement and Annual Report

As permitted by rules adopted by the Securities and Exchange Commission, we are making this Proxy Statement and our 2010 Annual Report available to our stockholders electronically via the Internet. On or about May 13, 2011, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access this Proxy Statement and our 2010 Annual Report, and how to vote by telephone and over the Internet. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice of Internet Availability instructs you on how to access and review all of the important information contained in the Proxy Statement and our 2010 Annual Report. The Notice of Internet Availability also instructs you on how you may submit your proxy vote by telephone and over the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included with the Notice of Internet Availability.

Solicitation

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. The Company may engage a paid proxy solicitor to assist in the solicitation. If we engage a proxy solicitor, we expect to pay approximately $15,000 plus out of pocket expenses for such services. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), held in their names. In addition to the solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile, electronic communication and personal interviews. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our Common Stock.

Record Date, Voting Securities and Votes Required

Only stockholders of record of Common Stock as of the close of business on April 26, 2011 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. On the Record Date, we had approximately 19,679,400 shares of Common Stock issued and outstanding and entitled to be voted. The holders of Common Stock are entitled to one vote for each share held as of the Record Date on any proposal presented at the Annual Meeting.

The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to be voted at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

The affirmative vote of the holders of a plurality of the votes present or represented by proxy at the Annual Meeting is required for the election of directors (Proposal No. 1).  The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to ratify the appointment of Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ending December 31, 2011 (Proposal No. 2).

Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of directors. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers, referred to as “broker non-votes,” are not counted or deemed to be present or represented for purposes of determining whether a particular matter has been approved by stockholders, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Shares which abstain from voting on a particular matter will not be counted as votes in favor of such matter and will have no effect upon the outcome of voting with respect to the election of directors, but will be counted as a vote AGAINST the ratification of Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ending December 31, 2011.

An automated system administered by Broadridge Financial Solutions, Inc. tabulates the votes. The votes on each matter are tabulated separately.

To vote by mail, complete, date and sign the enclosed proxy card and return it in the enclosed envelope, or vote using the toll-free telephone number or via the Internet by following the instructions included on the enclosed proxy card. No postage is necessary if the proxy card is mailed in the United States. If you hold your shares through a bank, broker or other nominees, they will give you separate instructions for voting your shares.

Under Delaware law, our stockholders do not have dissenters’ rights of appraisal with respect to any of the proposals being voted upon at the Annual Meeting.

Proxies and Voting by Proxy and in Person

Voting instructions are included on your proxy card. If you properly complete, sign and date your proxy card and return it to us in the accompanying postage-paid envelope in time to vote, or timely vote using the toll-free telephone number or via the Internet by following the instructions included on the enclosed proxy card, one of the individuals named as your proxy will vote your shares as you have directed.

Certain stockholders may receive multiple sets of proxy soliciting materials, which indicates that such stockholder may hold his or her shares of Common Stock in more than one account, or that the shares of Common Stock themselves are registered in different ways. In such event, these stockholders should respond to all proxy requests to ensure that all shares are voted.

If you sign and timely return your proxy card but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Annual Meeting, your shares will be voted FOR each such proposal and in the discretion of the individuals named in the proxy card with respect to any other matter that is properly brought before the Annual Meeting and any adjournment thereof.

Any stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering a written notice of revocation or a duly executed proxy bearing a later date to our Board Secretary, or by appearing at the Annual Meeting and revoking his or her proxy and voting in person. If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a valid proxy from your nominee authorizing you to vote your “street name” shares held as of the Record Date.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or 2010 Annual Report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: China Shenghuo Pharmaceutical Holdings, Inc., No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217, telephone: 0086-871-728-2698.  If you want to receive separate copies of this Proxy Statement or the 2010 Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and telephone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 26, 2011, certain information with respect to beneficial ownership of our Common Stock, which is our only class of voting stock outstanding, based on 19,679,400 issued and outstanding shares of Common Stock, by:

•	Each person known to be the beneficial owner of 5% or more of the outstanding Common Stock;
•	Each executive officer;
•	Each director;
•	Each nominee for director; and
•	All of the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the date of this report are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite their names, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o China Shenghuo Pharmaceutical Holdings, Inc., No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217.

Name and Address of Beneficial Owner	Title	Beneficially Owned		Percent of Class Beneficially Owned (%)
Directors and Executive Officers

Gui Hua Lan	Chief Executive Officer and	15,213,000	(1)	77.3%
	Chairman of the Board

Raymond Wang	Chief Financial Officer	—		*

Feng Lan	President and Director	15,213,000	(1)	77.3%

Lei Lan	Vice President	—	(2)	*

Zhengyi Wang	Executive Director of	15,213,000	(1)	77.3%
	Kunming Shenghuo Pharmaceutical
	Importation and Exportation Co., Ltd.

Yunhong Guan	Director	3,000	(4)	*

Xiao He	Director	—		*

Jason Yuanxin Zhang	Director	—		*

Xiaobo Sun	Director	—		*

Officers and Directors		15,216,000	(1)	77.3%
as a Group (total of 9 persons)

5% or more
Stockholders
Lan’s International		15,213,000	(1)	77.3%
Medicine Investment
Co., Limited

Peng Chen		15,213,000	(3)	77.3%

* Less than 1%.

(1)
Represents shares of Common Stock held by Lan’s International Medicine Investment Co., Limited (“LIMI”), of which Gui Hua Lan, Feng Lan and Zhengyi Wang are directors and have voting and investment control over the shares owned by LIMI. In addition, Gui Hua Lan, Feng Lan and Zhengyi Wang own 62.42%, 5.15% and 1.45%, respectively, of LIMI’s issued and outstanding shares. Each of the foregoing persons disclaims beneficial ownership of the shares held by LIMI except to the extent of his pecuniary interest.

(2)
Excludes shares of Common Stock held by LIMI. Lei Lan owns 9.37% of LIMI’s issued and outstanding shares; however, Mr. Lan does not have voting and investment control over the shares of Common Stock held by LIMI.

(3)
Represents shares of Common Stock held by LIMI. Mrs. Chen is the spouse of Feng Lan, who is a director of LIMI. Mrs. Chen may therefore be deemed to be the beneficial owner of the shares held by LIMI. Mrs. Chen disclaims beneficial ownership of the shares held by LIMI except to the extent of her pecuniary interest.

(4)	Represents 3,000 shares of Common Stock that are subject to a warrant and are currently exercisable.

EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES

Set forth below are the names of the executive officers, directors and key employees of the Company as of the date of this Proxy Statement:

Name	Age	Position
Gui Hua Lan	68	Chief Executive Officer and Chairman of the Board
Raymond Wang	32	Chief Financial Officer
Feng Lan	38	President and Director
Lei Lan	37	Vice President
Zhengyi Wang	66	Executive Director of Kunming Shenghuo Pharmaceutical Importation and Exportation Co., Ltd.
Yunhong Guan	43	Director
Xiao He	43	Director
Jason Yuanxin Zhang	47	Director
Xiaobo Sun	53	Director

Gui Hua Lan has been Chief Executive Officer and Chairman of the Board since August 2006, and has held the same positions at Kunming Shenghuo Pharmaceutical (Group) Co. Ltd. (“Shenghuo China”), a 94.95%-owned subsidiary of the Company, since 1995. From 1995 to 1999, Mr. Lan also served as President of Shenghuo China. In 1980, Mr. Lan established his own enterprise devoted to research on traditional Chinese medicine. Mr. Lan also serves as President and Chairman of Kunming Nanguo Biological Resources Development Corp., Ltd., a pharmaceutical research company in China, and President and Chairman of Lan’s International Medicine Investment Co., Limited, the controlling stockholder of the Company. Over the last 25 years, he has overseen the successful commercial development of a large number of traditional Chinese medicine-based drugs and nutritional supplements. Mr. Lan also holds a number of prominent political posts, including: Political Commissar of Yunnan Province, committee of special economy association, committee of business association in Yunnan Province, Standing Director of Chinese Entrepreneurs, Vice-Chairman of the Yunnan Institution of Chinese International Trade Academics Association, Vice-Chairman of Yunnan Technique Enterprises Association and President of the Chamber of Commerce for Pharmaceuticals and Health Foods. Mr. Lan has a bachelor’s degree in engineering and studied at the Chongqing School of Banking and the University of Yunnan from 1959 to 1966.

Raymond Wang, a member of Chinese Institute of Certified Public Accountants, has been the Chief Financial Officer since April 20, 2011.  Prior to joining our company, he served as Managing Director for China Biwin Consulting Co., Limited and Guangzhou Biwin Financial Consulting Co., Ltd. since December 2009, where he specialized in providing Pre-IPO financial consulting, internal control consulting, tax consulting and Sarbanes-Oxley Section 404 (“SOX404”) compliance service. From March 2008 to November 2009, Mr. Wang served as a Manager of a U.S. public accounting firm, where he provided U.S. GAAP audit, advisory service on the compliance with SOX404 and pre-audit advisory service, such as enhancing the internal control, preparing financial reports and U.S. GAAP conversion.  Prior to that, Mr. Wang was with one of Big Four accounting firms from July 2002 through December 2007, where he managed audit engagements, reviewed the working papers, communicated with top management and liaised with internal tax professionals. Mr. Wang received a Bachelor of Business degree from Guangdong University of Foreign Studies in 2002.

Feng Lan has been President and a Director since August 2006, and has held the same positions at Shenghuo China since March 2002. Mr. Lan joined Shenghuo China in 1996, and was Secretary of the Technical Department from September 1996 to December 1999 and General Engineer from March 2000 to March 2005. In October 2004, he was elected as the new General Manager of the group and also the General Manager of the pharmaceutical company. Mr. Lan also serves as a Director of Lan’s International Medicine Investment Co., Limited, the controlling stockholder of the Company. In 2002, he was awarded the title of Technician Making Outstanding Contributions to Kunming city. Mr. Lan has a bachelor’s degree in engineering and graduated from Yunnan traditional Chinese Medicine College in 1996, where he majored in pharmacology. He completed graduate studies in pharmacology at the Kunming Medicine College in 2002.

Lei Lan has been Vice President since January 2010. He served as an Assistant President from March 2009 to January 2010. He has been Executive Director of Sales from August 2006 to March 2009, and has held the same position at Shenghuo China since October 2004. Mr. Lan served as a Director of the Company and Shenghuo China from November 2004 to June 2007. Mr. Lan joined Shenghuo China in 1995 and served as a vice manager of sales from July 1997 to June 1999. He also served as manager of the Yunnan Department from July 1997 to June 1999, where he managed sales within the province. He also served as Vice General Manager of Sales from June 1999 to January 2002 and he served as Marketing Manager and Controller from June 1999 to January 2002. Mr. Lan graduated from Yunnan Ethnic Academy in July 2005 with a major in economics and management.

Zhengyi Wang has served as Executive Director of our subsidiary Kunming Shenghuo Pharmaceutical Importation and Exportation Co., Ltd. (“Import/Export”) since November 2005, and he served as Corporate Secretary and a Director from August 2006 to April 2009. From June 1999 to July 2004, Mr. Wang served as vice manager of the pharmaceuticals department of Shenghuo China, where he oversaw the manufacturing operations. Mr. Wang also served as director of the enterprise management department from August 2004 to April 2006 and has served as director of the administration center since May 2006, where he assists in management and executive affairs. Mr. Wang is a director of Lan’s International Medicine Investment Co., Limited, the controlling stockholder of the Company. Mr. Wang graduated from the Kunming Medicine College in July 1968 with a major in medical treatment.

Yunhong Guan has served as a Director and as Chairman of the Audit Committee since June 2007. Since May 1998, Mr. Guan has served as a partner of Ya Tai Zhong Hui Certificated Public Accounting Co., Ltd., a company providing auditing services. Since March 2006, Mr. Guan has also served as a lawyer at the Yunnan Weizhen Law Firm. From July 1993 to April 1998, Mr. Guan served as a secretary in the secretary office of the board of directors of Kunming Machine Tools Co., Ltd., a company that designs, produces and sells a series of machine tools and parts and technology products such as computers and products which integrate optical, electrical and mechanical components. Since November 2005, Mr. Guan has served as a director and as chairman of the audit committee of Yunnan Jinggu Forestry Share Co., Ltd., a company providing forestry processing services. Mr. Guan has a degree in Mechanical Quantity Measuring from China Jiliang University and is a certified public accountant.

Xiao He has served as a Director since June 2009. Mr. He has been working in our investment and financing departments since November 2008. From July 1997 to July 2005, Mr. He has served as the manager of various departments of Shenghuo China, including manufacturing, supply, engineering and administration. He also served as a manager and Vice General Manager of Kunming Shenghuo Cosmetics Co., Ltd. from August 2005 to November 2006 and then as Deputy Director for Shenghuo China between November 2006 and November 2008. Mr. He graduated from China Central Radio and TV University at Yunnan with a major in business management in 1983.

Jason Yuanxin Zhang has served as a Director and member of the Audit Committee since October 2008. Since August 2007, Mr. Zhang has served as a Managing Director and Senior Analyst for the Bank of Montreal Capital Markets Group, a publicly held banking company. Prior to obtaining his current position, Mr. Zhang served as a Sr. Vice President and Sr. Analyst to Prudential Equity Group in New York from July 2004 to June 2007. From 1999 to 2003, Mr. Zhang also worked as a Research Associate and later as Vice President for Stephens Inc., a private investment banking firm. Mr. Zhang also has significant scientific research experience. From 1995 through 1998, Mr. Zhang worked as a Postdoctoral Scientist with Eli Lilly and Company. From 1994 to 1995, Mr. Zhang was a Postdoctoral Fellow at the Indiana University School of Medicine. Mr. Zhang holds a Masters in Business Administration from the Indiana University Kelly School of Business and a Ph.D. in Cell, Molecular and Neurosciences/Botanic Sciences from the University of Hawaii. He also holds a Master’s and a Bachelor’s degree from the China Agricultural University in the fields of Plant Pathology and Plant Protection, respectively.

Dr. Xiaobo Sun has served as a Director since March 2009. Since November of 2007, Mr. Sun has served as the Deputy Director of the Institute of Medicinal Plant Development, Chinese Academy of Medical Sciences. He also currently serves as a member of the National New Drug Approval Committee. Prior to obtaining his current positions, from October 1990 to October 2007, Dr. Sun served as a researcher of Jilin Institute of Traditional Chinese Medicine and Materia Medica and was a director of Jilin Institute of Traditional Chinese Medicine from 1990 until July 2002. From September 1988 to October 1990, Dr. Sun was a visiting research fellow at Kitasato Institute in Tokyo, Japan. From August 1982 to September 1988, Dr. Sun was an assistant research fellow and the director assistant of Jilin Institute of Traditional Chinese Medicine and Materia Medica. Dr. Sun holds a Ph.D. degree from Jilin Agricultural University in 2004.

Family Relationships

Gui Hua Lan is the father of Lei Lan and Feng Lan, who are brothers.  Feng Lan is the husband of Peng Chen.  Hailong Wang, who is the Chief Manufacturing Officer of the manufacturing center of Shenghuo China, is the son of Zhengyi Wang.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Pursuant to our bylaws, each of our directors is elected at each annual meeting of stockholders and holds office until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. Our bylaws further provide that the number of directors shall be determined from time to time by resolution of the Board of Directors or by the holders of shares representing a plurality of the votes entitled to be cast by all stockholders in any meeting of the stockholders.

Based upon the recommendation of our independent directors, our Board of Directors has nominated Gui Hua Lan, Feng Lan, Xiao He, Yunhong Guan, Jason Yuanxin Zhang and Xiaobo Sun to be elected at the Annual Meeting as all of the members of our Board of Directors, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal. If for any reason any nominee does not stand for election, the proxies solicited by this Proxy Statement will be voted in favor of the remainder of those named and may be voted for a substitute nominee in place of such nominee. We have no reason to expect, however, that any of the nominees will not stand for election at the Annual Meeting.

A biographical summary of our Director nominees is set forth in the section entitled “Executive Officers, Directors and Key Employees” and is based upon information received by us from such persons. All of the Director nominees currently serve as Directors of the Company.

In selecting a particular candidate to serve on our board we consider the needs of the Company based on particular attributes that we believe would be advantageous for our board members to have and would qualify such candidate to serve on our board given our business profile and the environment in which we operate. The table below sets forth such attributes and identifies which attributes each director possesses.

Attributes:	Gui Hua Lan	Feng Lan	Xiao He	Yunhong Guan	Jason Yuanxin Zhang	Xiaobo Sun

Financial Experience				•	•
International Experience					•
Public Board Experience	•	•
Pharmaceutical Industry Experience	•	•				•
Scientific Experience	•	•			•	•
Commercial Experience	•	•
Corporate Governance Experience	•	•		•	•
Capital Markets Experience					•
Legal Experience				•
Management Experience	•	•	•	•	•	•

Votes Required for Adoption

Except where authority to vote for nominees has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named above. Nominees receiving the greatest number of votes duly cast for the election of directors will be elected to our Board of Directors. Abstentions and broker non-votes are not counted as votes cast for the purpose of electing directors.

Our bylaws require directors to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares not present at the Annual Meeting and shares voting “abstain” have no effect on the election of directors. If a nominee who is serving as a director is not elected at the Annual Meeting, under Delaware law the director would continue to serve on the Board as a “holdover director.” If a nominee who was not already serving as a director were not to be elected at the Annual Meeting, under Delaware law that nominee would not be a “holdover director.” Each of the nominees is currently serving on the Board of Directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH ELECTIONS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Board of Directors

Subject to certain exceptions, under the listing standards of the NYSE Amex Equities, formerly known as the American Stock Exchange (“AMEX”), a listed company’s Board of Directors must consist of a majority of independent directors. We are exempt from this requirement because we are considered a “controlled company” pursuant to Section 801(a) of the AMEX Company Guide because one of our stockholders, Lan’s International Medicine Investment Co., Limited (“LIMI”), owns more than 50% of our voting securities. In addition, “smaller reporting companies,” as defined in Regulation S-K, Item 10(f)(1), are permitted to maintain a Board of Directors comprised of at least 50% independent directors. Our Board of Directors will have six members, three of whom are independent under the listing standards of the AMEX: Yunhong Guan, Jason Yuanxin Zhang and Xiaobo Sun.

During 2010, our Board of Directors held two meeting(s) and acted by written consent on two occasion(s). During 2011, through the Record Date, our Board of Directors held one meeting(s), and did not act by written consent.

The Board elected Yunhong Guan as Chairman of the Audit Committee, which is comprised of Mr. Guan and Mr. Zhang. During 2010 and through the Record Date, our Audit Committee held five meeting(s) and did not act by written consent.  Both members of the Audit Committee reviewed our Quarterly Reports on Form 10-Q and our 2010 Annual Report with management and our external auditors.

Our Board of Directors does not maintain separate nominating or compensation committees. As such, we do not have a compensation committee charter or a nominating committee charter. Functions and duties customarily performed by such committees are performed by a majority of our independent directors (Yunhong Guan, Jason Yuanxin Zhang and Xiaobo Sun) in compliance with the requirements for listing on AMEX. Such responsibilities include:

•
The design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of any equity incentive plans, including the approval of grants under any such plans to our employees, consultants and directors;

•	The review and determination of compensation of our executive officers, including our Chief Executive Officer; and
•
The selection of director nominees, the approval of director nominations to be presented for stockholder approval at our annual general meeting and filling of any vacancies on our Board of Directors, the consideration of any nominations of director candidates validly made by stockholders, and the review and consideration of developments in corporate governance practices.

In establishing compensation for our directors, executive officers and key employees, we do not rely on independent compensation consultants to analyze or prepare formal surveys for us. Executive compensation is reviewed on an annual basis. In establishing compensation for our executives, we strive to provide compensation that will: (1) motivate and retain executives and reward performance; (2) encourage our long-term success; (3) encourage the long-term enhancement of stockholder value; and (4) encourage the application of prudent decision making processes. Our independent directors may not delegate any functions and duties customarily performed by a compensation committee to any other persons.

At an appropriate time prior to each annual meeting of stockholders at which directors are to be elected or re-elected, and whenever there is otherwise a vacancy on the Board of Directors, our independent directors will assess the qualifications and effectiveness of the current members of the Board of Directors and, to the extent there is a need, shall actively seek additional well-qualified and available individuals to serve on the Board of Directors. Executive officers or any directors may identify a need to add a new director with specific criteria at any other time. Stockholders may identify a potential candidate for director in accordance with the procedures set forth below. The independent directors may hire an independent search firm to identify potential candidates for director in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Board Leadership Structure

The Board of Directors currently combines the role of chairman with the role of chief executive officer, coupled with a lead independent director position to further strengthen the governance structure.  The board believes this provides an efficient and effective leadership model for the Company.  Combing the chairman and CEO fosters clear accountability, effective decision-making, and alignment on corporate strategy.  To assure effective independent oversight, the board has adopted a number of governance practices, including a strong, independent, clearly-defined lead director role, executive sessions of the independent directors after every board meeting and annual performance evaluations of the chairman and CEO by the independent directors.

Board’s Role in the Oversight of Risk Management

The Board of Directors is responsible for the oversight of risk management at the Company. Our Board of Directors administers its risk oversight function through the Audit Committee.  Under the leadership of our lead independent director, Yunhong Guan, our Audit Committee considers and addresses risk assessment and risk management issues and concerns, and reviews with management the Company’s material risk exposures and the steps management has taken to monitor and mitigate such exposures.

Stockholder Communication

While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited such nominations. The Board of Directors did not receive any such nominations from stockholders in connection with this Annual Meeting. Each of the nominees for election as a director named in this Proxy Statement was unanimously recommended by the full Board of Directors for submission to the stockholders of the Company as the Board of Directors’ nominees.

Code of Ethics

On June 7, 2007, our Board of Directors adopted the China Shenghuo Pharmaceutical Holdings, Inc. Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to our directors, officers and employees, including our principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions. The Code of Ethics is filed as Exhibit 14.1 to our Form 10-KSB/A filed with the SEC on April 29, 2008 and is available on our website at www.shenghuo.com.cn.

Audit Committee

We established our Audit Committee in June 2007. Our Audit Committee has a charter, which is available on our website, at www.shenghuo.com.cn. The Audit Committee consists of Yunhong Guan and Jason Yuanxin Zhang, each of whom is an independent director. The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The Audit Committee’s responsibilities include:

•
The appointment, replacement, compensation, and oversight of work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

•
Reviewing and discussing with management and the independent auditor various topics and events that may have significant financial impact on our company or that are the subject of discussions between management and the independent auditors.

The Board of Directors has determined that each member of the Audit Committee qualifies as an Audit Committee Financial Expert under applicable SEC rules and satisfies the AMEX standards for financial literacy and financial or accounting expertise or experience.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010, with management of the Company. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with the independent accountant the independent accountant’s independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

Mr. Yunhong Guan
Mr. Jason Yuanxin Zhang

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF AUDITOR

Bernstein & Pinchuk LLP (“B&P”) began serving as the Company’s independent auditor on August 26, 2009.  The Audit Committee has appointed B&P as our independent auditor for the fiscal year ending December 31, 20111.

While we are not required to do so, the Company is submitting the appointment of B&P to serve as our independent auditor for the fiscal year ending December 31, 2011, for ratification in order to ascertain the views of our shareholders on this appointment.  If the appointment is not ratified, the Audit Committee will reconsider its decision.  Representatives of B&P are expected to be present at the Annual Meeting by telephone conference call, will be available to answer shareholder questions and will have the opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BERNSTEIN & PINCHUK LLP AS THE INDEPENDENT AUDITOR OF CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC., AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH ADOPTION AND APPROVAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT PUBLIC ACCOUNTANTS

The following table summarizes the fees paid to B&P for services rendered for the fiscal years ended December 31, 2010 and December 31, 2009:

	Fees for the Year Ended December 31
Services	2010	2009
Audit fees	$170,325	$180,000
Audit-related fees	$3,977	5,465
Tax fees		—
All other fees	21,000	—

Total audit and non-audit fees	$195,302	$185,465

Audit Fees. These are fees billed for professional services rendered for the audits of the Company’s consolidated financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the SEC and related comfort letters and other services that are normally provided by B&P in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. These are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees. These are fees billed for professional service for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees. These are fees associated with services not captured in the other categories.

Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services.

1 The practice of B&P entered into a joint venture agreement with Marcum LLP and formed Marcum Bernstein & Pinchuk LLP (“MarcumBP”) in a transaction pursuant to which B&P merged its China operations into MarcumBP and certain of the professional staff of B&P joined MarcumBP as employees of MarcumBP. Accordingly, effective April 18, 2011, B&P resigned as the Company's independent registered public accounting firm and MarcumBP became the Company's independent registered public accounting firm.  For details of this change in the Company's independent registered public accounting firm, please see the 8-K filed on April 22, 2011.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditors and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

EXECUTIVE COMPENSATION

The following table summarizes all compensation that we have recorded in each of the last two completed fiscal years for our principal executive officer and principal financial officer. None of our other executive officers had total compensation in excess of $100,000 during 2010, 2009 and 2008.

	Annual Compensation
Name and Position	Year		Salary($)	Bonus ($)		Total($)
Gui Hua Lan	2010	(1)	$23,612		$0	$23,612
Chief Executive Officer and	2009	(2)	$19,996		$214	$20,210
Chairman of the Board	2008	(3)	$15,000		$214	$15,214

Chuanxiang Huang	2010	(4)	$10,588		$0	$10,588
Chief Financial Officer	2009	(5)	$6,838		$409	7,247
				$

(1)	For the fiscal year ended December 31, 2010, annual compensation was equal to a salary of RMB 155,645 (approximately $23,612).

(2)
For the fiscal year ended December 31, 2009, annual compensation was equal to a salary of RMB 140,158 (approximately $19,996) and bonus of RMB 1,500 (approximately $214), for a total annual compensation of RMB 141,659 (approximately $20,210).

(3)
For the fiscal year ended December 31, 2008, annual compensation was equal to a salary of RMB 105,002 (approximately $15,000) and bonus of RMB 1,500 (approximately $214), for a total annual compensation of RMB 106,502 (approximately $15,214).

(4)	For the fiscal year ended December 31, 2010, annual compensation was equal to a salary of RMB 69,794 (approximately $10,588).

(5)
For the fiscal year ended December 31, 2009, annual compensation was equal to a salary of RMB 47,929 (approximately $6,838) and bonus of RMB 2,866 (approximately $409), for a total annual compensation of RMB 50,797 (approximately $7,247).

Grants of Plan-Based Awards in 2010

There were no option grants in 2010.

Outstanding Equity Awards at 2010 Fiscal Year-End

There were no option exercises or options outstanding in 2010.

Option Exercises and Stock Vested in Fiscal 2010

There were no option exercises or stock vested in 2010.

Employment Agreements

Gui Hua Lan receives an annual salary of approximately $23,612.  He was a party to a five year employment agreement with Shenghuo China which expired in December 2009.  No new employment agreement has been entered into since then.

Compensation of Directors

     The following chart shows the compensation received by each director in 2010:

					Change in
					Pension Value
				Non-Equity	and Nonqualified
	Fees Earned or	Stock	Option	Incentive Plan	Deferred	All Other
	Paid in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)

Gui Hua Lan (1)	—	—	—	—	—	—	—
Feng Lan	—	—	—	—	—	—	—
Zhengyi Wang	—	—	—	—	—	—	—
Yunhong Guan (2)	$8,863	—	—	—	—	—	$8,863
Xiao He (3)	9,176	—	—	—	—	—	$9,176
Jason Yuanxin Zhang (4)	$20,000	—	—	—	—	—	$20,000
Xiaobo Sun (5)	$8,863	—	—	—	—	—	$8,863

(1)	All compensation received by Gui Hua Lan is reflected in the table included in the section entitled “Executive Compensation,” above.

(2)
Under the terms of the updated Independent Director’s Agreement with Yunhong Guan (the “Guan Agreement”), Mr. Guan received an annual compensation of 60,000 Renminbi (“RMB”) (approximately $8,863), or RMB 5,000 (approximately $739) per month. In addition, Mr. Guan received a five-year warrant to purchase 3,000 shares of Common Stock at an exercise price of $3.50 per share. Mr. Guan is expected to receive 3,000 options to purchase shares of Common Stock on an annual basis once the Company adopts a stock option plan. No options were granted as of December 31, 2010.

(3)	Under the terms of the Employment Agreement with Xiao He (the “He Agreement”), Mr. He received an annual compensation of RMB 60,486 (approximately $9,176), or RMB 5,043 (approximately $765) per month.

(4)
Under the terms of the Independent Director’s Agreement with Jason Yuanxin Zhang (the “Zhang Agreement”), Mr. Zhang received an annual compensation of RMB 135,400 (approximately $20,000), or RMB 11,286 (approximately $1,667) per month.

(5)
Under the terms of the Independent Director’s Agreement with Xiaobo Sun (the “Sun Agreement”), Mr. Sun received an annual compensation of RMB 60,000 (approximately $8,863), or RMB 5,000 (approximately $739) per month.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Kunming Shenghuo Pharmaceutical (Group) Co., Ltd.

Shenghuo China is a 94.95%-owned subsidiary of the Company, and it has interlocking executive and director positions with the Company.

August 2006 Share Exchange

On August 31, 2006, pursuant to a share exchange agreement, as amended, we completed a share exchange transaction with Shenghuo China (the “Share Exchange”). Shenghuo China’s 93.75% shareholder, LIMI, exchanged 93.75% of the equity interest of Shenghuo China for the issuance of an aggregate of 16,255,400 shares of our Common Stock to LIMI and its designees. At the close of the Share Exchange, we became the 93.75% parent of Shenghuo China, we assumed the operations of Shenghuo China and its subsidiaries, we changed our name from SRKP 8, Inc. to China Shenghuo Pharmaceutical Holdings, Inc. and LIMI became the holder of 80.5% of the Company’s issued and outstanding stock. Gui Hua Lan, Feng Lan and Zhengyi Wang are directors of LIMI, are officers and directors of Shenghuo China, and were also appointed as executive officers and directors of the Company upon closing of the Share Exchange. In addition, Gui Hua Lan, Feng Lan and Zhengyi Wang own 62.42%, 5.15% and 1.45%, respectively, of LIMI’s issued and outstanding shares. Each of the foregoing persons disclaims beneficial ownership of the shares held by LIMI except to the extent of his pecuniary interest. Moreover, Lei Lan, our Assistant President owns 9.37% of LIMI’s issued and outstanding shares. Gui Hua Lan was appointed as our Chief Executive Officer and Chairman of our Board of Directors, Feng Lan was appointed as our President and as a Director, and Zhengyi Wang was appointed as our Executive Director of Import/Export, our Corporate Secretary and as a Director.

WestPark Capital, Inc. and SRKP 8, Inc.

Westpark Capital, Inc. (“WestPark”) acted as the placement agent for our August 2006 private placement transaction (the $1,800,000 equity financing conducted by us on the close of the Share Exchange). For its services as placement agent, WestPark was paid a commission equal to 9.0% of the gross proceeds from the financing, in addition to a 2% non-accountable expense fee, for an aggregate fee amount of $198,000. Richard Rappaport, our President and one of our controlling stockholders prior to the Share Exchange, indirectly holds a 100% interest in WestPark, an NASD member. Anthony C. Pintsopoulos, one of our controlling stockholders and an officer and director prior to the Share Exchange, is the Chief Financial Officer of WestPark. Debbie Schwartzberg, one of our controlling stockholders prior to the Share Exchange, is a noteholder of the parent company of WestPark; her note entitles her to a 1.5% interest in the net profits of the parent company of WestPark. Each of Messrs. Rappaport and Pintsopoulos resigned from all of their executive and director positions with us upon the closing of the Share Exchange. In addition, on May 26, 2005, the Company issued 2,700,000 shares of Common Stock to five accredited investors for aggregate cash consideration of $25,000. These five investors included Richard Rappaport, Anthony Pintsopolous, and Debbie Schwartzberg.

WestPark also acted as the managing underwriter for our initial public offering. Upon the closing of the offering in June 2007, we issued to WestPark warrants to purchase up to 40,000 shares of our Common Stock. The warrants are exercisable at a per share exercise price of $4.20, subject to standard anti-dilution adjustments for stock splits and similar transactions, and will expire after five years. The holders of shares of Common Stock acquired upon exercise of the warrants have the right to include such shares in any future registration statements filed by us and to demand one registration for the shares. In addition, we agreed to indemnify the underwriters against some liabilities, including liabilities under the Securities Act and to contribute to payments that the underwriters may be required to make in respect thereof. We paid WestPark a non-accountable expense allowance of $42,000 and an underwriters’ discount of $161,000. We also agreed to retain WestPark at a rate of $3,000 per month as a consultant to assist us with stockholder and investor matters. The consulting arrangement expired 12 months after the closing of the offering.

Sale of Technology from Nanguo to Shenghuo China

Our subsidiary, Shenghuo China, was formed in 1995 as a limited company under the laws of the People’s Republic of China (“PRC”), with Kunming Nanguo Biology Source Development Institute (“Nanguo”) owning approximately 55% of Shenghuo China’s outstanding equity interests and Guangdong Maoming Huazhou Company (“Guangdong”) owning approximately 45% of Shenghuo China’s equity interests. In November 1999, Guangdong transferred all of its equity interests to Nanguo, which, as a result, became Shenghuo China’s 100% parent. Also in November 1999, Nanguo entered into an agreement with the Pharmaceutical Institute of Kunming Medical College (the “College”) to purchase the rights to the technology for the preparation of Sanchi, including the technology of extracting and separating the Sanchi from Panax notoginseng, analysis data, the conditions and methods of synthesizing, manufacturing and quality-control. Terms of the agreement required an initial payment of approximately $217,000 and a final payment of approximately $3.9 million upon receiving governmental approval and protection for the developed techniques. In March 2000, Nanguo made an additional net investment of approximately $1.3 million and a new investor, Yunnan Yunwei (Group) Co., LTD (“Yunwei”), made a capital investment of approximately $3.7 million into Shenghuo China, and in May 2002, a new investor, SDIC Venture Capital Investment, Co., Ltd. (“SDIC”), made an investment of approximately $483,000. In August 2004, Nanguo sold the rights to the technology to Shenghuo China for approximately $3.5 million, and in January 2005, Nanguo purchased all of the equity interests held by Yunwei for approximately the same amount, resulting in Nanguo becoming Shenghuo China’s 93.75% parent, and SDIC’s percentage holding in Shenghuo China became 6.25% of our outstanding equity interests. In 2006, Nanguo transferred its 93.75% interest in Shenghuo China to LIMI, and Shenghuo China was restructured into a Chinese Foreign Equity Joint Venture under the laws of the PRC. LIMI transferred its 93.75% interest in Shenghuo China to the Company pursuant to the Share Exchange, which was completed on August 31, 2006.

Purchase of Interests in Subsidiaries

On August 30, 2006, one of our officers agreed to transfer to us a majority of the officer’s equity interest in our subsidiary Kunming Shenghuo Medicine Co., Ltd. (“Medicine”) and another officer agreed to transfer to us a majority of the officer’s equity interest in our subsidiary Import/Export, leaving each of them with a 1% interest in the subsidiaries, respectively. We paid $24,980 for transfer of the interest of Import/Export and $249,800 for the transfer of the interest of Medicine. Taking into account the transfers, we own 99% of the equity interests in Import/Export and Medicine, respectively.

August 2007 Guarantee

On August 17, 2007, we entered into a loan agreement for RMB 50 million (approximately $6,651,094) with Shuang Long Branch of Agricultural Bank of China with a term of two years. The loan bears interest at a rate of 7.722% and which is due quarterly. The purpose of the loan is for working capital and is guaranteed by LIMI. Gui Hua Lan, our Chief Executive Officer; Feng Lan, our President; and Zhengyi Wang, our Executive Director of Import/Export, are directors and have voting and investment control over the shares owned by LIMI, which beneficially owns or controls approximately 77% of our outstanding shares. In addition, Gui Hua Lan, Feng Lan and Zhengyi Wang own 62.2%, 5.0% and 1.3%, respectively, of LIMI’s issued and outstanding shares. LIMI is not receiving any compensation for the guarantee of our loan.

Loans to and from Insiders

The company was not a participant in any transaction, for the year ended 2010, in which the amount involved exceeded $120,000, and in which any director or executive officer or their immediate family member had a direct or indirect material interest.

Independent Director Agreements

In 2010, we entered into an Independent Director’s Agreement with each of Yunhong Guan, Jason Yuanxin Zhang and Xiaobo Sun.

Under the terms of the Guan Agreement, Mr. Guan’s annual compensation from the Company will be $8,863 for service as a member of our Board of Directors.

Under the terms of the Zhang Agreement, Mr. Zhang’s annual compensation from the Company will be $20,000 for service as a member of our Board of Directors.

Under the terms of the Sun Agreement, Mr. Sun’s annual compensation from the Company will be $8,863 for service as a member of our Board of Directors.

ADDITIONAL INFORMATION

Stockholder Communications with the Board of Directors

We have established procedures for stockholders to communicate directly with the Board of Directors on a confidential basis. Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to our Corporate Secretary at No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Corporate Secretary will then forward such communication, unopened, to the individual indicated.

Stockholder Proposals

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the annual meeting of stockholders to be held on or about June 22, 2011, we must receive the proposal at our principal executive offices, addressed to the Corporate Secretary, no later than January 1, 2011 and such proposals must otherwise comply with the applicable rules and regulations of the SEC, including, without limitation, Rule 14a-8 of Regulation 14A under the Exchange Act.

The SEC requires that we receive advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as Director. To be considered at the 2011 annual meeting of our stockholders, any such stockholder proposal must be received no later than March 15, 2011, and discretionary authority may be used if untimely submitted.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who beneficially own more than 10% of our Common Stock, to file with the SEC an initial report of ownership of our Common Stock on Form 3 and reports of changes in ownership of our Common Stock on Form 4 or Form 5, as applicable. Officers, directors and 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports that they file.

Based solely upon review of the copies of such reports furnished to us and representations from certain of our executive officers and directors that no other such reports were required, we believe that during the year ended December 31, 2010 all of our executives officers, directors and 10% beneficial owners filed the required Section 16(a) reports on a timely basis.

Involvement in Certain Legal Proceedings

To the best of our knowledge, except what has been disclosed in our annual report on Form 10-K, during the past ten years, none of the following occurred with respect to any of our directors, nominees for director, executive officers or control persons: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; (5) being subject to any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity, or any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking, or insurance laws and regulations, or any settlement of such actions, or any disciplinary sanctions or orders imposed by a stock, commodities, or derivatives exchange or other self-regulatory organization.

To the best of our knowledge, none of our directors or executive officers is a party adverse to the Company or any of its subsidiaries in any material proceedings, and none of our directors or executive officers has a material interest adverse to the Company or any of its subsidiaries.

Other Business

Our Board of Directors knows of no other matters that are likely to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.

Annual Report

We will provide, without charge, additional copies of our 2010 Annual Report upon receipt of a written request by any stockholder. Additionally, our 2010 Annual Report, as well as additional materials describing our Company, its business and our results of operations, may be found on our website (www.shenghuo.com.cn).

By Order of the Board of Directors,

/s/ Shujuan Wang

Shujuan Wang
Secretary of the Board of Directors

May 4, 2011

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CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC. NO. 2, JING YOU ROAD KUNMING NATIONAL ECONOMY & TECHNOLOGY DEVELOPING DISTRICT PEOPLE’S REPUBLIC OF CHINA 650217
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M14944-P81039 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR” the following:
	☐	☐	☐

1.	Election of Directors

	NOMINEES:

	01)	Gui Hua Lan	04)	Yunhong Guan
	02)	Feng Lan	05)	Jason Yuanxin Zhang
	03)	Xiao He	06)	Xiaobo Sun

		For	Against	Abstain

2.	Ratification of the appointment of Bernstein & Pinchuk LLP as the independent auditors for China Shenghuo Pharmaceutical Holdings, Inc. for the fiscal year ending December 31, 2011.	☐	☐	☐

Any prior proxy authorized by the undersigned is hereby revoked. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the related Proxy Statement dated May 4, 2011.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

China Shenghuo Pharmaceutical Holdings, Inc.

DATE:	June 22, 2011
TIME:	10:00 A.M. local time, Kunming, People’s Republic of China
PLACE:	NO. 2, JING YOU ROAD
KUNMING NATIONAL ECONOMY & TECHNOLOGY DEVELOPING DISTRICT
PEOPLE’S REPUBLIC OF CHINA 650217

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M14945-P81039

China Shenghuo Pharmaceutical Holdings, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Gui Hua Lan and Raymond Wang, or either of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of China Shenghuo Pharmaceutical Holdings, Inc. (the “Company”) to be held at No. 2, Jing You Road, Kunming National Economy & Technology Developing District, People’s Republic of China 650217, on Wednesday, June 22, 2011, at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

If you are unable to attend the meeting at the Company’s headquarters, you will be able to attend the meeting via teleconference at the offices of Pryor Cashman LLP, 7 Times Square, New York, NY 10036 on Tuesday, June 21, 2011 at 10:00 P.M. Eastern Daylight Time.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for proposal numbers 1 and 2. Any prior proxies are hereby revoked.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND
RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.